                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   (X)
Filed by a Party other than the Registrant  (  )

Check the appropriate box:

(X) Preliminary Proxy Statement       (  ) Confidential, for Use of the Commission
( ) Definitive Proxy Statement             Only (as permitted by Rule 14c-6(e)(2)
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                               ECLIPSE FUNDS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.

( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

--------------------------------------------------------------------------------

( )   Fee paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)   Filing Party:

--------------------------------------------------------------------------------
(4)   Date Filed:

                               ECLIPSE FUNDS INC.
           SPECIAL MEETING OF SHAREHOLDERS OF ECLIPSE EAFE INDEX FUND
                            TO BE HELD JUNE 28, 2002

To Our Shareholders:

        Please take note that the SPECIAL MEETING of SHAREHOLDERS ("Special Meeting") of ECLIPSE EAFE INDEX FUND (the "Fund"), a series of Eclipse Funds Inc. (the "Company") will be held on June 28, 2002, beginning at 11:00 a.m. (Eastern time) at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

        The Company, a Maryland corporation, currently consists of 14 series. HOWEVER, THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT RELATE SOLELY TO THE ECLIPSE EAFE INDEX FUND as specified in the Proxy Statement.

        At the Special Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of the Fund will be asked to approve changing the investment objective of the Fund in order to convert the Fund from a passively-managed index fund to an actively-managed fund. If these changes are approved by the shareholders of the Fund, the name of the Fund will be changed from "Eclipse EAFE Index Fund" to "Eclipse International Broad Market Fund."

        After careful consideration, the Board of Directors of the Company unanimously approved the above-referenced proposal and recommends that shareholders vote "FOR" the proposal.

        Your vote is very important to us regardless of the amount of shares of the Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on June 28, 2002. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Company by calling toll-free 1-866-2ECLIPSE. We will get you the answers that you need promptly.

        We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,

                                   Stephen C. Roussin
                                   President

        Encl.

                               ECLIPSE FUNDS INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF ECLIPSE EAFE INDEX FUND TO BE HELD
                                 JUNE 28, 2002

To Our Shareholders:

        On behalf of the Board of Directors ("Board" or "Directors") of Eclipse Funds Inc. (the "Company"), I cordially invite you to attend a SPECIAL MEETING of SHAREHOLDERS ("Special Meeting") of ECLIPSE EAFE INDEX FUND (the "Fund"). The Special Meeting will be held on June 28, 2002, at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 11:00 a.m., Eastern time.

        At the Special Meeting and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposal:

        To approve changing the investment objective of the Fund in order to convert the Fund from a passively-managed index fund to an actively-managed fund.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

        Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the proposal above. You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on May 15, 2002 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

        Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Company for additional information by calling toll-free 1-866-2ECLIPSE.

                                      By order of the Board of Directors,

                                      Jill R. Whitelaw
                                      Assistant Secretary

May 31, 2002

--------------------------------------------------------------------------------
                                IMPORTANT NOTICE:
            PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.
--------------------------------------------------------------------------------

                               ECLIPSE FUNDS INC.
                             ECLIPSE EAFE INDEX FUND

                                  NYLIM CENTER
                              169 LACKAWANNA AVENUE
                          PARSIPPANY, NEW JERSEY 07054

                                 PROXY STATEMENT

           SPECIAL MEETING OF SHAREHOLDERS OF ECLIPSE EAFE INDEX FUND
                            TO BE HELD JUNE 28, 2002

                                  INTRODUCTION

        This Proxy Statement is being furnished to Shareholders of Eclipse EAFE Index Fund (the "Fund"), a series of Eclipse Funds Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company ("Board" or "Directors"), for a special meeting of shareholders of the Fund ("Special Meeting") to be held at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on June 28, 2002, beginning at 11:00 a.m. (Eastern time).

        The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about May 31, 2002 to all shareholders of the Fund that are entitled to vote. The accompanying Proxy Statement relates solely to the Fund.

        THE PROPOSAL. As explained in the Proxy Statement, at a Board meeting held on April 17-18, 2002, the Board approved the Fund's submission of a proposal to the Fund's shareholders to convert the Fund from a passively-managed index fund into an actively-managed fund. As explained herein, shareholders of the Fund will be asked to approve changing the investment objective of the Fund in order to effectuate this conversion (the "Proposal"). If the shareholders of the Fund approve the Proposal, the Board has authorized that the name of the Fund be changed from "Eclipse EAFE Index Fund" to "Eclipse International Broad Market Fund," a name that would more accurately reflect the nature of the Fund's investments and risks. It is anticipated that if the Proposal is not approved by shareholders, then the name of the Fund will not change and the Fund will remain a passively-managed index fund [until such time as the Directors take further action.]

        RECORD DATE. Shareholders who owned shares of either class of the Fund at the close of business on May 15, 2002 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Fund that you own entitles you to one (1) vote with respect to the Proposal or any other proposal on which the Fund's shareholders are entitled to vote (a fractional share has a fractional vote). As of the Record Date, there were _____________ No-Load class shares of the Fund that were issued and outstanding, and _____________ Service class shares of the Fund that were issued and outstanding.

        The Board knows of no business, other than that mentioned in the Notice of Special Meeting, that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

        It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

        The Company will furnish, without charge, to any shareholder upon request, a printed version of the Fund's most recent annual report (and the most recent semi-annual report succeeding the annual report, if any). Such requests may be directed to the Company by contacting the distributor of the Fund's shares by writing NYLIFE Distributors Inc., attn: Eclipse Funds Inc. (Eclipse EAFE Index Fund), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-866-2ECLIPSE. The financial statements included in the Fund's most recent annual report (and the most recent semi-annual report succeeding the annual report, if any) are incorporated by reference in this Proxy Statement.

                               VOTING INFORMATION

        VOTING OF PROXIES. If you attend the Special Meeting you may vote your shares in person. Even if you do not attend the Special Meeting, you may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

        Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by delivering to the Company written notice of the revocation, by sending the Company a proxy with a later date, or voting in person at the Special Meeting.

        Unless instructions to the contrary are indicated, proxies submitted by shareholders of the Fund will be voted FOR the Proposal. The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

        QUORUM REQUIREMENTS. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal. Abstentions will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present and will be counted as shares present at the Special Meeting. Consequently, an abstention will have the effect of a vote against the Proposal. For purposes of voting on the Proposal, a quorum will exist if Fund shareholders entitled to vote a majority of the shares outstanding of the Fund on the Record Date are present in person or by proxy at the Special Meeting.

        VOTES NECESSARY TO APPROVE THE PROPOSAL. To approve the Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The 1940 Act defines the majority of the outstanding shares of a fund as the lesser of (i) the vote of the holders of 67% or more of the voting shares of the Fund present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy, or (ii) the vote of the holders of more than 50% of the outstanding voting shares of the Fund.

        The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that those broker-dealers that are members of the New York Stock Exchange (the "Exchange") may, under the rules of the Exchange, vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners.

        If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as "votes cast" on the Proposal. Consequently, abstentions and broker non-votes will have the effect of a vote against the Proposal.

        The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by New York Life Investment Management LLC ("NYLIM" or the "Manager"), the Fund's investment adviser, and/or NYLIM's affiliates. Shareholders of the Fund will not incur any additional expenses as a result of this proxy solicitation. Proxies will be solicited via regular mail and also may be solicited by telephone by personnel of the Manager, the Company and their respective affiliates. In addition, NYLIM, at its own expense, may engage parties to assist it in the solicitation of proxies.

        THE PROPOSAL: CHANGING THE FUND'S INVESTMENT OBJECTIVE

        SUMMARY. The Board recommends that you approve changing the Fund's investment objective in order to convert the Fund into an actively-managed fund. Currently, the Fund is a passively-managed index fund and its investment objective is to "seek to provide investment results that match the total return performance of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index")."(1) To pursue this investment objective, the Fund currently invests in a statistically selected sample of stocks in the MSCI EAFE Index in order to achieve a correlation of at least 0.95, on an annualized basis, between the performance of the MSCI EAFE Index and the Fund's investment portfolio from time to time, adjustments are made to the Fund's investment portfolio because of changes in the composition of the MSCI EAFE Index, but such changes are infrequent. The Fund is considered to be "passively-managed" because this type of investment strategy does not require its investment adviser to make day-to-day decisions regarding which stocks to purchase or sell.

        NYLIM has proposed that the Fund be converted to an actively-managed fund for a variety of reasons. First, there does not appear to be a high level of investor interest in passively-managed foreign index funds such as the Fund. The Fund has not realized the growth or level of assets that would permit it to operate efficiently. As of March 31, 2002, the Fund had approximately $31.3 million in total assets. Moreover, NYLIM believes that the international securities and markets in which the Fund invests may reward more active stock selection, which in turn could improve the Fund's performance. The Fund's average annual total returns as an index fund over the one, five and ten-year periods ended March 31, 2002, were -9.61%, 0.45%, and 4.87%, respectively. The MSCI EAFE Index, the Fund's benchmark index, had returns of -8.08%, 1.41%, and 5.89%, respectively, for the same periods.

While index funds generally have lower costs than actively-managed funds, NYLIM has not proposed to increase the fees or expenses paid by the Fund. If shareholders approve the Proposal, there will be no change in the management fee paid to NYLIM.



---------------------
(1) The Morgan Stanley Capital International Europe, Australaisa, and Far East Index, the MSCI EAFE Index, is an unmanaged arithmetic, market value-weighted index of the performance of over 1,100 securities listed on the stock exchanges of 21 countries of Europe, Australaisa and the Far East.

        In connection with the Proposal to change the Fund's investment objective, NYLIM also has proposed to change the Fund's name to the "Eclipse International Broad Market Fund." If Shareholders approve the Proposal, NYLIM believes that this new name will more accurately reflect the Fund's investments and risks.

        PROPOSED INVESTMENT OBJECTIVE. In order to convert the Fund to an actively-managed fund, NYLIM has proposed to change the Fund's investment objective to the following: "to seek long term growth of capital by investing in a widely diversified portfolio of non-U.S. equity securities." If shareholders approve the Proposal, the Fund will be managed pursuant to traditional methods of active investment management, which involve the buying and selling of securities directly by NYLIM, in its discretion, based upon economic, financial and market analyses and investment judgment. Consequently, the Fund's investment strategies and policies also would be modified to reflect the active management of the Fund's investment portfolio.

        As an actively-managed fund, the Fund will generally continue to invest its assets in a diversified portfolio of equity securities of issuers domiciled in established, foreign economies represented in the MSCI EAFE Index, and the fund will continue to use the MSCI EAFE Index as a benchmark against which it compares its performance. While the conversion of the Fund to an actively-managed fund is not expected to materially change the universe of securities from which the Manager currently selects portfolio securities, the Manager will have the authority to invest a portion of the Fund's assets in international equity securities that are not listed on the MSCI EAFE Index.

        The conversion of the Fund to an actively-managed fund will change the method by which portfolio securities are selected. If shareholders approve the Proposal, NYLIM will rely on a combination of techniques including both quantitative and qualitative analysis for purposes of selecting portfolio securities. NYLIM's analysis will focus on adding value to the investment portfolio allocating the Fund's assets among various industry groups based on forecasts of expected rates of return and risk. The Manager will base its forecasts on its analysis of certain specified variables that measure fundamental economic and market factors.

        If shareholders approve the Proposal, it is contemplated that the change in the Fund's investment objective will be effective as of July 1, 2002, or such other date when the Proposal is approved by shareholders, whichever is earlier.

        BOARD APPROVAL. At the April 17-18, 2002 Board meeting, the Board was asked to consider whether to convert the Fund from a passively-managed index fund to an actively-managed fund. In evaluating the Proposal to convert the Fund, the Board considered all relevant factors, including, but not limited to:

- the extent of investor interest in the Fund and in other EAFE Index funds in the mutual fund marketplace;

- the historical performance of the Fund, as well as the comparative historical performance of the MSCI EAFE Index and of peer groups provided by NYLIM;

- the opportunity for improved Fund performance and greater market acceptance assets resulting from the Fund's conversion into an actively-managed fund; and

- NYLIM's experience in providing active management of registered investment companies that have investment objectives, strategies and risks substantially similar to those proposed for the Fund.

The Board was satisfied that NYLIM was knowledgeable and experienced in the operation of the relevant financial markets in which the Fund invests and that it has the personnel, financial resources and expertise to enable it to manage the Fund effectively as an actively-managed fund.

        After careful consideration, the Board determined that converting the Fund from a passively-managed index fund to an actively-managed fund is in the best interests of shareholders. Accordingly, after consideration of the above and such other factors and information that it considered relevant, the Board unanimously approved the proposal to convert the Fund into an actively-managed fund, and voted to recommend approval by the Fund's shareholders. The Board also approved changing the name of the Fund to the "Eclipse International Broad Market Fund," provided shareholders approve the Proposal. (Shareholders are not required to vote on the change of the name of the Fund.)

                 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                              "FOR" THIS PROPOSAL.


                 GENERAL INFORMATION ABOUT THIS PROXY STATEMENT

        SOLICITATION OF VOTES. Solicitation of proxies is being made primarily by the distribution of the Notice of Special Meeting and this Proxy Statement on or about May 31, 2002. In addition, personnel of the Company, the Manager and/or their affiliates may solicit proxies by telephone.

        ADJOURNMENTS. If the necessary quorum to transact business or the vote required to approve or reject the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies which have been voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

        OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Company does not know of any matters to be presented at the Special Meeting other than that described in this Proxy Statement. However. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is the Company's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy. If you do not plan to attend the Special Meeting in person, please cast your vote promptly by any of the methods listed in this Proxy Statement.

        FUTURE SHAREHOLDER PROPOSALS. You may request inclusion in the Company's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Company is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Company's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                               GENERAL INFORMATION

        INVESTMENT ADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Fund's investment adviser. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the Fund's portfolio, subject to the supervision of the Board. The Manager commenced operations in April, 2000, and is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2001, NYLIM and its affiliates managed over $150 billion in assets. The Manager provides offices and conducts clerical, recordkeeping, and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

        DISTRIBUTOR. Under a distribution agreement with the Company, on behalf of the Fund ("Distribution Agreement"), NYLIFE Distributors Inc. ("NYLIFE"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey, 07054, acts as underwriter for the continuous offering of the Fund's shares. The Fund pays no compensation to NYLIFE for its distribution services. NYLIFE is a wholly-owned subsidiary of New York Life. The Distribution Agreement provides that NYLIFE will use its best efforts to distribute the Fund's shares.

        INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Company. PWC is responsible for auditing the annual financial statements of the Fund. Representatives of PWC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

        BENEFICIAL SHARE OWNERSHIP OF DIRECTORS AND OFFICERS. As of May 15, 2002, the Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Fund.

        BENEFICIAL SHARE OWNERSHIP OF SHAREHOLDERS. As of May 15, 2002, the shareholders identified below were known by the Fund to beneficially own 5% or more of the outstanding interest of a class of the Fund:

--------------------------------------------------------------------------------------------------------------
                           Name and Address         Amount and Nature of Beneficial           Percentage of
   Title of Class         of Beneficial Owner                  Ownership                          Class
   --------------         -------------------                  ---------                          -----
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

-------------------------------------------------------------------------------------------------------------
        For example:

        REGISTRATION                                                            VALID SIGNATURE
        ------------                                                            ---------------
        CORPORATE ACCOUNTS
        (1) ABC Corp............................................................ABC Corp. John Doe, Treasurer
        (2) ABC Corp............................................................John Doe, Treasurer
        (3) ABC Corp. c/o John Doe..............................................John Doe, Treasurer
        (4) ABC Corp. Profit Sharing Plan.......................................John Doe, Trustee

        PARTNERSHIP ACCOUNTS
        (1) The XYZ Partnership.................................................Jane B. Smith, Partner
        (2) Smith and Jones, Limited Partnership................................Jane B. Smith,
        General Partner

        TRUST ACCOUNTS
        (1) ABC Trust...........................................................Jane B. Doe, Trustee
        (2) Jane B. Doe, Trustee u/t/d 12/28/78.................................Jane B. Doe, Trustee u/t/d/ 12/28/78

        CUSTODIAL OR ESTATE ACCOUNTS
        (1) John B. Smith, Cust.
                f/b/o John B. Smith, Jr. UGMA/UTMA..............................John B. Smith, Custodian f/b/o/ John B.
                                                                                Smith Jr., UGMA/UTMA
        (2) Estate of John B. Smith.............................................John B. Smith, Jr.,
                                                                                Executor
                                                                                Estate of John B. Smith
-------------------------------------------------------------------------------------------------------------

                                                                     APPENDIX A

                                   PROXY CARD
                               ECLIPSE FUNDS INC.
         FOR SPECIAL MEETING OF SHAREHOLDERS OF ECLIPSE EAFE INDEX FUND
                           TO BE HELD ON JUNE 28, 2002


        The undersigned shareholder of Eclipse EAFE Index Fund (the "Fund"), a series of Eclipse Funds Inc. (the "Company"), hereby constitutes and appoints ______________ and ______________, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund held in his or her name on the books of the Fund and which he or she is entitled to vote at the Special Meeting of Shareholders of the Fund, to be held at the principal offices of the Company, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on June 28, 2002, beginning at 11:00 a.m. (Eastern time), and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

        The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and the Proxy Statement dated May 20, 2002.

        The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal to change the investment objective of the Fund in order to convert the Fund from a passively-managed index fund to an actively-managed fund. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise in the Special Meeting according to their best judgment.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

        Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.


                                       (i)

[  ] Please check this box if you plan to attend the Special Meeting

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE: [X]


                                                -----------------------------------------------
                                                      FOR            AGAINST         ABSTAIN
-----------------------------------------------------------------------------------------------

Proposal
    To change the investment objective of the         [ ]              [ ]             [ ]
    Eclipse EAFE Index Fund in order to convert
    the Fund from a passively-managed index
    fund to an actively-managed fund.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Your proxy is important to assure a quorum at the Special Meeting of Shareholders of Eclipse EAFE Index Fund whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Signature(s):______________________________ Date: ____________________, 2002.

Signature(s):______________________________ Date: ____________________, 2002.

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

Do you plan on attending the Special Meeting:    Yes:_____        No:_____

                                      (ii)